EXHIBIT 10.3

                               SECURITY AGREEMENT

     THIS  SECURITY  AGREEMENT  (the  "Security  Agreement")  is  dated  as   of
_________________ between CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC., a Utah corporation (the "Debtor") and ____________________ (the "Lender").

                      R    E    C    I    T    A    L    S

     WHEREAS, in the Convertible Secured Promissory Note (the "Promissory Note"), dated as of even date herewith, between Lender and Debtor, Lender has agreed to provide funds to Debtor to facilitate the next phase of development of Debtor's products in the stated amount of $__________; this Security Agreement, the Promissory Note, any additional promissory notes, and all other agreements and documents in connection therewith and with the Loans shall be referred to as the "Loan Documents"; and

     WHEREAS, the Debtor will benefit from the Lender's extension of the Loan to Debtor, and desires to grant to Lender the security set forth in this Security Agreement, as a condition precedent to Lender's extension of the Loan to Debtor;

     NOW, THEREFORE, in consideration of the premises and promises contained herein and in order to induce the Lender to make the Loan, the Debtor hereby agrees with the Lender as follows:

                    C    O    V    E    N    A    N    T    S

1. Grant of Security Interest. The Debtor hereby grants to the Lender, to secure the payment of all monies due by Debtor to the Lender with respect to the Loans and the performance of all obligations of Debtor to the Lender arising under the Loan Documents and the Loans, and under all other documents and agreements delivered by Debtor to Lender pursuant to the Promissory Notes, of every kind and description, whether absolute or contingent, due or to become due, now existing or hereafter incurred, including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a), (collectively, the "Obligations"), a security interest in all assets and property of the Debtor, wherever located, including the following (collectively the "Collateral"):

     (a) Equipment. All equipment now owned or hereafter acquired by Debtor, all machinery, fixtures, vehicles, if any (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

     (b) Inventory. All inventory now owned or hereafter acquired by Debtor, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, and documents of title representing any of the foregoing.

     (c) General Intangibles. All contract rights and general intangibles now owned or hereafter acquired by Debtor, including, without limitation, goodwill, leases, license agreements, blueprints, drawings, purchase orders, customer lists, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (d) Accounts. All now existing and hereafter arising receivables, accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor;

     (e) Proprietary Collateral. All now owned or hereafter acquired Proprietary Collateral of Debtor. "Proprietary Collateral" means all patents, patent applications, draft patent applications, registered and unregistered trademarks, registered and unregistered trade names, registered and unregistered service marks, registered and unregistered copyrights, registered domain names and other intellectual property, and all licenses, rights and interests of Debtor related to any of the foregoing, including: (i) all computer software in which Debtor has an interest, including the source code thereof (collectively the "Programs"), including without limitation all trade secrets embodied in the Programs and all copyrights and patents with respect to the Programs, in whatever form, whether tangible or intangible, on paper or electronic; (ii) any databases maintained by the Debtor for use in connection with the Programs, in whatever form, whether tangible or intangible, on paper or electronic; (iii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the foregoing and all rights pertaining thereto; (iv) all general intangibles, intangible intellectual property, and other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the foregoing; (v) all proceeds of any of the foregoing, including, without limitation, all license royalties and proceeds of infringement suits; and (vi) all derivative works, modifications, additions and substitutions of the foregoing.

     (f) Investment Property. All investment property, securities and other property of any kind of Debtor.

     (g) Negotiable Collateral. All of Debtor's letters of credit, advices of credit, negotiable documents, warehouse receipts, bills of lading, certificates of title, certificates of deposit, chattel paper, instruments, notes, documents and documents of title.

     (h) Debtor's Books. All of Debtor's Books. "Debtor's Books" means all of Debtor's books, records, databases and other electronic and computer records or tape files, including, without limitation, ledgers and records with respect to Debtor's assets, liabilities, business operations, financial condition, the Collateral, clients, prospective clients, employees and prospective employees, and the equipment containing such information.

     (i) Proceeds. All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, rights to payment or performance with respect to return premiums, insurance proceeds, indemnities, warranties, and causes of action affecting or relating to the Collateral), and all claims, rights and interests in any of the above and all substitutions therefor and additions and accessions thereto.

2. Representations, Warranties and Covenants. Until the Obligations are indefeasibly paid and performed in full, the Debtor hereby represents and warrants to and covenants with the Lender that:

     (a) Ownership of Collateral. Debtor is the owner of, and has good and marketable title to, the Collateral, free and clear of all Liens. "Lien" means any security interest, pledge, bailment, mortgage, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, whether such interest is based on common law, statute or contract.

     (b) Enforceable Lien. This Agreement creates a valid and enforceable Lien on the Collateral in favor of Lender, and all filings and other
	    actions necessary or desirable to protect and perfect such Lien have been duly taken or will be taken upon the filing of UCC financing statements, and the filing of collateral assignments with respect to the Proprietary Collateral with the United States Patent and Trademark Office ("PTO") and the United States Copyright Office.

    (c) Location. Debtor's principal place of business, chief executive office and Debtor's Books are located at 10 East Gregg St., Reno, NV 89511 ("Debtor's Location").

    (d) Name. Debtor does not conduct business under any business name, trade name or style other than the name set forth in the introductory paragraph hereof. None of the Collateral has been held in the name of any other person or entity over the past 5 years.

    (e)  Proprietary Collateral.

    (i) Schedule 1 attached hereto lists all of the Debtor's patents, patent applications, patent disclosure documents, draft patent applications, registered and unregistered trademarks, registered and unregistered trade names, registered and unregistered service marks, registered and unregistered logos, registered and unregistered copyrights and registered domain names. All Proprietary Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part. All maintenance fees required to be paid with respect to the registration or recordation of, or otherwise on account of, such Proprietary Collateral have been timely paid.

   (ii) With respect to any Proprietary Collateral for which Debtor is either a licensor or a licensee pursuant to a license or licensing agreement, each such license or licensing agreement is in full force and effect, and Debtor is not in default of any of its obligations thereunder.

  (iii) To the best knowledge of Debtor, no past, present or contemplated future use of the Proprietary Collateral by Debtor has, does or will infringe upon or violate any right, privilege or license agreement of or with any other person or entity. To the best knowledge of Debtor, no material infringement or unauthorized use presently is being made of any of the Proprietary Collateral by any person or entity.

  (f) No Untrue Statement. All information set forth herein and in the other Loan Documents, or hereafter supplied to Lender by or on behalf of Debtor with respect to the Collateral, contains no untrue statement of a material fact and does not omit and will not omit to state any material fact necessary to make any information so supplied, in light of the circumstances under which they were supplied, not misleading.

  (g) Protection of Collateral and Lender's Lien. Debtor agrees to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Lender therein and the first priority of Lender's Lien. Debtor's obligations under this Section shall include the maintenance of all Proprietary Collateral as Debtor's exclusive property and the protection of Lender's interest therein, including the maintenance of registrations and applications, and the filing of renewals, affidavits of use, affidavits of incontestability and opposition, and interference and cancellation proceedings. Debtor agrees to appear in and defend any action or proceeding which may affect its title to, or Lender's interest in, any Collateral that is material to the business of Debtor, including, without limitation, suits for infringement of any Proprietary Collateral.

  (h) Charges on Collateral. Debtor agrees to pay promptly when due all taxes, Liens and all other charges now or hereafter imposed upon or affecting any Collateral. Should the Debtor fail to do so the Lender may, in its discretion, discharge taxes, charges and other encumbrances at any time levied or placed on or assessed with respect to the Collateral, make repairs thereof and pay any necessary filing fees, if the failure to do so could have a material adverse effect on the business, properties, assets, operation or condition (financial or otherwise) of the Debtor and any subsidiaries, taken as a whole. The Debtor agrees to reimburse the Lender on demand for any and all expenditures so made and until paid the amount thereof shall be a debt secured by the Collateral. The Lender shall not have any obligation to the Debtor to make any such expenditures, nor shall the making thereof relieve the Debtor of any default prior to reimbursement by the Debtor to the Lender in full of any such expenditures.

  (i) Further Assurances. Debtor agrees to procure, execute and deliver from time to time any endorsements, assignments, financing statements, collateral assignments and other writings reasonably deemed necessary or appropriate by Lender to perfect, maintain and protect its Lien hereunder and the priority thereof. In furtherance thereof, if Debtor shall obtain
      rights to any new	Proprietary Collateral (whether pursuant to licenses,
      or amendments or supplements to existing Proprietary Collateral, or otherwise), the provisions of this Security Agreement shall automatically apply thereto and Debtor shall give to Lender prompt notice thereof. Debtor shall do all things deemed necessary or advisable by Lender to ensure the validity, perfection, priority and enforceability of the Lien of Lender in such future acquired Proprietary Collateral.

  (j) Changes in Name or Location. Debtor shall not change its name, its state of incorporation, the location of the Collateral or the location of Debtor's principal executive office except upon 30 days' advance written
      notice to	Lender.

  (k) Records of Collateral. Debtor shall keep separate, accurate and complete records of the Collateral and provide Lender with such records and such other reports and information relating to the Collateral as Lender may reasonably request from time to time.

  (l) Transfer of Collateral. Debtor agrees not to sell, encumber, lease, rent, license, abandon, or cause to be rendered invalid or unenforceable, or otherwise dispose of or transfer any Collateral, or right or interest therein, except for a de minimis portion thereof, other than to Lender, or with the prior written consent of Lender.

  (m) Notice of Loss. Debtor shall promptly notify Lender in writing of any material loss, damage or destruction to, infringement of, and the occurrence of any event that could have a material adverse effect on, any Collateral or Lender's Lien therein, whether or not covered by insurance, including, without limitation, any petition under the Bankruptcy Code filed by or against any licensor of any of the Proprietary Collateral for which Debtor is a licensee.

3. Certain Remedies. Upon the occurrence and during the continuance of an event of default hereunder, the Lender may at any time in its discretion transfer any property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it on principal or interest due on Obligations. None of the aforementioned rights or remedies shall inure to the benefit of the Lender at any time when an event of default is not continuing. The powers conferred on the Lender by this paragraph are solely to protect the interest of the Lender and shall not impose any duties on the Lender to exercise any powers.

4. Default: Remedies. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default as defined in the
     Purchase  Agreement or any other event of default under  any  Note  or  any other Loan Documents, including without limitation any breach of any representation, warranty or covenant in this Security Agreement. Thereupon, and as long as such event of default continues, the Lender shall then have in any jurisdiction where enforcement hereof is sought, to the fullest extent permitted by law from time to time, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of California, including without limitation thereto the right to take immediate possession of the Collateral, and for this purpose the Lender may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom. The Debtor will upon demand make the Collateral available to the Lender at a place and time designated by the Lender that is reasonably convenient to both parties. The Lender will give the Debtor at least ten (10) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale thereof is to be made.

5.   Private Sale and Compliance with Law.

     (a) Lender shall not incur any liability as a result of the sale of Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. Debtor hereby waives any claim against Lender arising by reason of the fact that the price at which Collateral may have been sold at such a private sale conducted in a commercially reasonable manner was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer Collateral to more than one offeree.

     (b) Debtor agrees that in any sale of any of the Collateral whenever an event of default hereunder shall have occurred and be continuing,
          Lender  is  hereby  authorized  to  comply  with  any  limitation   or
          restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

6. Rights with Respect to Proprietary Collateral. Upon the occurrence and continuance of an event of default, Lender may assert or retain any rights under any license agreement for any Proprietary Collateral, including any rights of Debtor arising under Section 365(n) of the Bankruptcy Code; may execute any and all applications, documents, papers and instruments for Lender to use any Proprietary Collateral; may grant or issue any exclusive or non-exclusive license with respect to any Proprietary Collateral; and
     may assign, convey or otherwise transfer title in or dispose of any Proprietary Collateral. Upon the occurrence and continuance of an event of default, Lender may enforce or protect any Proprietary Collateral, and may defend, settle, adjust or institute any action, suit or proceeding with respect to any Proprietary Collateral, in which event Debtor shall, at the request of Lender, do any and all lawful acts and execute any and all documents requested by Lender in aid of Lender. To the extent that Lender shall elect not to bring suit to enforce any Proprietary Collateral, Debtor shall use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person or entity necessary to prevent such infringement, misappropriation or violation. In furtherance of Lender's rights hereunder, Debtor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any Proprietary Collateral in which Debtor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

7. Application of Proceeds. All proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be held by the Lender as Collateral for, and promptly applied in whole by the Lender against, the Obligations in the following order of priority:

FIRST: To the repayment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

SECOND: After payment in full of the amounts specified in the preceding subparagraph, to the payment of all Obligations; and

THIRD: After payment in full of the amounts specified in the preceding subparagraphs, to the payment to or upon the order of the Debtor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining.

8. Lender Appointed Attorney-in-Fact. The Debtor hereby irrevocably appoints the Lender as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, the Lender or otherwise, from time to time in the Lender's discretion upon the occurrence and during the continuation of an event of default hereunder, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation to file any claims or take any action or institute any proceedings which the Lender may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

9. Lender's Duties. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

10.  Indemnity and Expenses.

     (a) The Debtor agrees to defend, indemnify and hold harmless the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

     (b) The Debtor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

11. Amendments, Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the
     Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. None of the Debtor's rights or obligations or any interest therein hereunder may be assigned without the written consent of the Lender.

12.  Addresses  for  Notices.   Any  notice required  or  permitted  under  this
     Security Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

If to the Debtor:   Chapeau, Inc. dba BluePoint Energy Products, Inc.

                    10 East Gregg St

                    Reno, NV 89511

with a copy to:     Christensen Law Group PC

                    2999 Douglas Blvd., Suite 185

                    Roseville, CA 95661

If to the Lender:





13. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral, and shall (a) remain in full force and effect until payment and performance in full of the Obligations (or 91 days after payment and performance in full of the Obligations solely if the Lender has, in good faith based upon an opinion of Lender's counsel, reasonable cause to believe that such payment may constitute a voidable preference under federal bankruptcy law and no reasonable defense to such preference exists), (b) be binding upon the Debtor, its successors and assigns and (c) inure to the benefit of the Lender and their successors, transferees and assigns. Upon the payment in full of the Obligations (or 91 days after payment and performance in full of the Obligations solely if the Lender has, in good faith based upon an opinion of Lender's counsel, reasonable cause to believe that such payment will constitute a voidable preference under federal bankruptcy law and no reasonable defense to such preference exists), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Lender will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

14. Governing Law: Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of laws principles, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Nevada. Unless otherwise defined herein, terms defined in the Uniform Commercial Code in effect in the State of Nevada are used herein as therein defined.

15.  Consent to Jurisdiction; Waiver of Jury Trial.

     (a) CONSENT TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN THE COUNTY OF PLACER, CALIFORNIA; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (III) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT AMONG OR PROCEEDING IN ANY SUCH COURT.

     (b) SERVICE OF PROCESS. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY'S ADDRESS AS SET FORTH IN THIS AGREEMENT, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER NEVADA LAW.

     (c) WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

16.  Injunctive  Relief.    The parties hereto acknowledge and  agree  that  any
     party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party, without posting any bond, shall be entitled to seek equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

17. Counterparts. This Agreement may be signed in counterparts, with the same effect as if the signatures were on the same instrument.

18. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the Debtor and the Lender have executed this Security Agreement as of the date first above written.

CHAPEAU, INC.                    (LENDER)

By:___________________________		_____________________________

Printed Name:  Guy A. Archbold
               _______________		_____________________________
Title: CEO



                                   SCHEDULE 1

Proprietary Collateral